UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2014

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 22, 2014, Supernus Pharmaceuticals, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  The definitive proxy statement pertaining to the Annual Meeting was previously filed by the Company with the Securities and Exchange Commission on April 7, 2014.  As of the close of business on March 31, 2014, there were 42,046,083 shares of common stock outstanding and entitled to vote.  The tabulation of votes for each proposal voted on by the stockholders was as follows:

Proposal 1:  Election of Class II Directors, each to serve until the Annual Meeting of the Company in 2017.

Name	Votes For	Votes Withheld	Broker Non-Votes
Frederick M. Hudson	30,055,532	155,731	7,456,312
Charles W. Newhall, III	28,238,749	1,972,514	7,456,312

Proposal 2: Ratification of the flexible settlement feature with respect to future potential conversions of the 7.5% Convertible Senior Secured Notes due 2019.

Votes For	Votes Against	Abstain	Broker Non-Votes
30,077,255	122,263	11,745	7,456,312

Proposal 3: Ratification to amend the Supernus Pharmaceuticals, Inc. 2012 Equity Incentive Plan to increase the number of shares available under the plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
29,851,773	346,190	13,300	7,456,312

Proposal 4: Ratification to amend the Supernus Pharmaceuticals, Inc. 2012 Employee Stock Purchase Plan to increase the number of shares available under the plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
30,031,994	170,119	9,150	7,456,312

Proposal 5:  Ratification of the appointment of Ernst & Young LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstain
37,256,393	385,183	25,999

Item 8.01                                           Other Events

On May 20, 2014, Supernus issued a press release to announce the receipt of a $2.0 million milestone payment under United Therapeutics’ license agreement with the Company.  A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 21, 2014, Supernus issued a press release announcing that the Company will provide a business update and will be hosting investor meetings during the Jefferies Healthcare Conference on June 4, 2014.  A copy of this press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

The following documents are furnished as Exhibits pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release dated May 20, 2014.

Exhibit 99.2 — Press Release dated May 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: May 22, 2014	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated May 20, 2014.	Attached

99.2	Press Release dated May 21, 2014.	Attached